As filed with the Securities and Exchange Commission on April 29, 2005

File No. 2-60367

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	/x/
Post-Effective Amendment No. 30	/x/
and
REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940	/x/

Amendment No. 27
(Check appropriate box or boxes)

The GNMA Fund Investment
Accumulation Program, Inc.

(Exact name of registrant as specified in charter)

800 Scudders Mill Road, Plainsboro, New Jersey 08536
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (609) 282-2800

Robert C. Doll, Jr.
800 Scudders Mill Road
Plainsboro, New Jersey
Mailing Address: P.O. Box 9011, Princeton, N.J. 08543-9011
(Name and address of Agent for Service)

Copies to:

Counsel for the Fund SHEARMAN & STERLING LLP 599 Lexington Avenue New York, New York 10022-6069 Attention: Joel H. Goldberg, Esq.	Andrew J. Donohue, Esq. MERRILL LYNCH INVESTMENT MANAGERS, L.P. P.O. Box 9011 Princeton, New Jersey 08543-9011

It is proposed that this filing will become effective (check appropriate box)
|X|	immediately upon filing pursuant to paragraph (b)
| |	on (date) pursuant to paragraph (b)
| |	60 days after filing pursuant to paragraph (a)(1)
| |	on (date) pursuant to paragraph (a)(1)
| |	75 days after filing pursuant to paragraph (a)(2)
| |	on (date) pursuant to paragraph (a)(2) of rule 485.
If appropriate, check the following box:
| |	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

Defined Asset Funds ®

The GNMA Fund Investment
Accumulation Program, Inc.

The Program seeks safety of capital and current income. It invests primarily in mortgage- backed debt securities guaranteed by the Government National Mortgage Association.

The Program is designed as an option to reinvest income and principal distributed on units of GNMA and other government securities series of Corporate Income Fund and Government Securities Income Fund. The Program has no sales charge, distribution fee or investment advisory fee.

April 29, 2005

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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The Program at a Glance

What are the Program’s objectives?

        The Program seeks safety of capital and current income.

What are the Program’s main investment strategies?

        The Program normally invests more than 80% of its total assets in securities issued by the Government National Mortgage Association (“Ginnie Maes”), which are a type of government backed debt security.

•	The Program has no investment adviser.
•	The Bank of New York (the “Bank”), as Transaction Agent, invests available cash from share sales and payments on Ginnie Maes, primarily in additional Ginnie Maes.
•	When the Program needs cash to redeem shares, we can sell securities.

What are the main risks?

        The Program cannot guarantee that it will achieve its objectives.

        You can lose money with the Program for the following reasons:

        When interest rates rise:

•	Rising interest rates can reduce the value of Program shares. Debt with longer maturities like that held by the Program is affected more by changes in interest rates than debt with shorter maturities.
•	Payments may slow, reducing amounts available to invest at the higher interest rates and lowering the value of Ginnie Maes held by the Program. (extension risk)

        When interest rates fall:

•	Ginnie Maes may pay out more principal (as homeowners pay down their mortgages). You could lose some of any premium paid.
•	As we reinvest this principal at lower interest rates, interest income per share declines.
•	Homeowners may prepay principal on Ginnie Maes at any time without penalty. This limits share price increases. (prepayment risk)

Because of prepayment and extension risk, mortgage-backed securities may react differently to changes in interest rates than other types of fixed-income securities.

Who should invest?

        We offer Program shares to holders of many Defined Asset Funds. You may choose to reinvest interest or principal distributed on your units or both. The Program may be an appropriate investment if you:

•	Seek current income.
•	Want the credit safety of a portfolio of U.S. government-backed debt.

        The Program is not an appropriate investment if you:

•	Cannot tolerate any principal risk.
•	Cannot use early returns of principal.
•	Want a speculative investment to take advantage of market price changes.

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How has the Program performed in the past?

        The bar chart and table shown below provide an indication of the risks of investing in the Program. The bar chart shows changes (before taxes) in the Program’s performance for each of the last ten calendar years. The tables shows average annual total returns of the Program a) before taxes, b) after taxes on Program distributions, and c) after taxes on distributions and sale of Program shares, compared to the Citigroup 30 Year GNMA Index (GNMA Index). How the Program performed in the past (before and after taxes) does not necessarily indicate how it will perform in the future.

Change in Value of an Investment in the Program

        During the period shown in the bar chart, the highest return for a quarter was 5.68% (quarter ending June 30, 1995) and the lowest return for a quarter was -1.16% (quarter ending June 30, 2004). The year to date return as of March 31, 2005 was -0.16%.

Average Annual Total Returns (for periods ending December 31, 2004)	1 Year	5 Years	10 Years

The Program:

Return Before Taxes	4.48%	6.85%	7.22%

Return After Taxes on Distributions	2.70%	4.63%	4.73%

Return After Taxes on Distributions and Sale of Program Shares	2.88%	4.49%	4.63%

GNMA Index	4.56%	7.11%	7.57%

        After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

        The Index is based on GNMA 30-year pass through certificates representing pools of single family and graduated payment mortgages with at least $200 million outstanding. Index returns assume reinvestment of income, and (unlike the Program figures) do not reflect the deduction of any fees, expenses or taxes. Past performance is not predictive of future performance.

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Fees and Expenses of the Program

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Program.

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases		None
Maximum Deferred Sales Charge (Load)		None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends		None
Redemption Fee		None
Annual Program Operating Expenses (expenses that are deducted from Program assets):
Management Fees		None
Distribution (12b-1) Fees		None
Other Expenses		0.63%
Administration Fees	0.20%
Shareholder Servicing and Custodian Fees	0.31%
Other Expenses	0.12%
Total Annual Program Operating Expenses		0.63%

Examples:

        These Examples are intended to help you compare the cost of investing in the Program with the cost of investing in other mutual funds.

        The Examples assume that you invest $10,000 in the Program for the time periods indicated, that you reinvest distributions, that your investment has a 5% return each year and the Program’s operating expenses remain the same. These assumptions are not meant to indicate that you will receive a 5% annual rate of return; your return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$64	$202	$351	$786

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How the Program Invests

The Program invests primarily in Ginnie Maes. Ginnie Maes are mortgage-backed debt securities, that is securities backed by pools of mortgages on one- to four-family houses, that pay interest and principal monthly. The Government National Mortgage Association (or GNMA, a U.S. government corporation) guarantees timely interest and principal payments on the Ginnie Maes.

Is the Program managed?

        The Program does not have an investment adviser. We buy Ginnie Maes when the Program has available cash. We sell them when it needs cash—not because of market changes. When we expect to need cash soon, the Program may hold this cash or buy U.S. Treasury bills payable within 30 days.

        The Bank of New York as Transaction Agent buys Ginnie Maes with the longest average maturities—that is, new issues—and the highest available yields. Maturity is the date when a debt obligation becomes due. Any Treasury bills will mature by the next monthly distribution date.

        We generally hold securities until they mature. If the Program needs cash before then, the Transaction Agent can sell Ginnie Maes with the shortest average maturities—that is, the oldest issues—and the lowest yields.

        As a temporary investment for defensive purposes, the Program may also invest in U.S. Treasury bills.

        We place securities transactions with dealers for the most favorable prices and executions of orders. Frank Viola, Vice President of the Program since 2001, assists the Transaction Agent in executing the Program’s investment formula.

What are your risks of owning Program shares?

        We cannot assure you that the Program will achieve its objectives or that its share price will not decline. The principal risks of investing in the Program flow from changing interest rates:

•	If rates rise, the Program will continue to hold securities with lower rates and your income will lag the current interest rates. Also, the market value of those securities will decline; you could lose part of your investment if you sell your shares when interest rates are higher. In addition, payments on the underlying mortgages may slow, which will cause the value of the Ginnie Maes the Program holds to fall.
•	If rates fall, the Program for some time will continue to pay dividends at rates above the market. However, as the Ginnie Maes return principal and we invest money from new share sales, dividend income will decline. Also, principal payments on the Ginnie Maes may increase as homeowners refinance their mortgages at lower rates. The Program reinvests this principal at lower rates, which also reduces income. Because Ginnie Maes have no prepayment penalties, they tend to sell at smaller premiums than on debt obligations of comparable interest rates and maturities that are not currently callable. Share prices will not rise as much as on non-callable bonds.

        Because GNMA guarantees to pay promptly principal and interest on the Ginnie Maes, a guarantee that is backed by the full faith and credit of the U.S. government, and Treasury bills are direct obligations of the United States, credit risk on these investments is minimal. However, the United States does not guarantee the value of Program shares directly.

        The Program’s Statement of Additional Information, which is available on request, contains further information about the Program’s investments and the risks they may entail.

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How to Participate in the Program

The Program allows you to reinvest distributions you receive on units of some series of The Corporate Income Fund and The Government Securities Income Fund. This option, if available, is described in the prospectus of that series. You receive distributions in cash unless you elect to reinvest. The registered owner can elect to reinvest or change a previous election by sending written notice to the Program Agent, The Bank of New York, at P.O. Box 974, Wall Street Station, New York, N.Y. 10286-0974. A notice will be effective only if received by the Bank at least 10 days before the record date for the first distribution to which it is to apply; notices received within 10 days of the record date will apply to later distributions.

        Unit trust distributions may consist of interest or principal. You may elect to reinvest either or both types of distributions in Program shares. When you elect to reinvest, the Bank uses the distributions on your behalf to buy shares of the Program, without sales charge, on the distribution date. If you are reinvesting principal distributions on your units, your proceeds from redeeming units and payments from maturity of securities held in the unit trust will be reinvested in Program shares—you will not receive cash.

        The Bank reports each unit trust distribution that you reinvest in Program shares. Even when you reinvest distributions, you are subject to federal income tax on those distributions. Shareholders also receive the Program’s annual and semi-annual financial statements and a copy of its current prospectus.

        The Program’s Board of Directors may change the terms for investing in the Program or terminate the Program entirely at any time without advance notice to you. The Board also may appoint a different Program Agent or an additional agent for the Program.

        See the Program’s Statement of Additional Information for further details of the terms and conditions of the Program.

To Buy Shares

        Registered holders of units of many GNMA and other government securities Defined Asset Funds, may elect to reinvest in shares of the Program as described in the unit trust’s prospectus. These include brokers and nominees of banks or other financial institutions that are registered holders of those units. There is no sales charge or distribution fee. Unless the shareholder elects to receive cash, income and other distributions on Program shares will also be reinvested in additional shares. Program shares are currently offered only for reinvesting distributions on Defined Asset Funds.

        The Administrators may redeem shares in any account worth less than $500 if the shareholder is no longer reinvesting distributions on units.

To Sell Your Shares

        Registered owners may redeem Program shares on any day on which the New York Stock Exchange is open for trading, except Columbus Day and Veterans’ Day. The owner must submit a written request to The Bank of New York, P.O. Box 974, New York, NY 10286-0974, accompanied by any outstanding certificates for shares being redeemed. The request or each certificate must be signed by each record owner, with each signature guaranteed by an eligible guarantor institution. The Bank may request further documents from corporations, retire-

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ment plans, executors, administrators, trustees and guardians. When you hold shares through a broker, bank or other financial intermediary you must instruct the registered owner to submit the redemption request. The Bank generally mails payment within 7 days after it receives a properly completed redemption request.

        A dealer that has a satisfactory agreement with the Administrators may repurchase your shares, at no extra charge by the Program. Repurchases are made at the same day’s price when the order is placed before 3:30 p.m. Eastern time. The dealer is responsible for transmitting the order so an Administrator receives it before the close of business (generally 4 p.m. Eastern time) on that day. Dealers may charge a fee to repurchase shares; no fee is payable when you redeem shares held by the Program Agent.

        You may transfer your Program shares only to another securities dealer that has entered into a satisfactory agreement with the Administrators. The receiving firm must coordinate all future trading of those shares.

Short-Term Trading

        The Program reserves the right to reject any purchase order. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way a mutual fund prices its shares. The Program’s Board of Directors has evaluated the risks of market timing activities by the Program’s shareholders and has determined that because (i) the Program is only available for purchase through the reinvestment of distributions from certain specified Defined Asset Funds and is not available by exchange and (ii) the Program’s portfolio holdings are primarily GNMA securities, it is unlikely that (a) market timing would be attempted by the Program’s shareholders or (b) any attempts to market time the Program by shareholders would result in negative impact to the Program or its shareholders. As result, the Board of Directors has not adopted specific policies and procedures to deter short term trading in the Program.

How Shares are Priced

        You can buy and sell Program shares at their net asset value, without any sales charge, next computed after your order is received in proper form. FT Interactive Data, an independent evaluator, determines the Program’s net asset value at 3:30 p.m. Eastern time on each business day. The net asset value of the Program’s portfolio used in determining the share price is calculated based on quotes for comparable securities using pricing methods developed by FT Interactive Data. The Program’s Board of Directors has examined these pricing methods and believes that these methods reasonably and fairly approximate the prices at which the securities may be sold and result in a good faith determination of the fair value of the securities held by the Program. However, the Board cannot assure that portfolio securities could be sold at these prices.

Selective Disclosure of Portfolio Holdings

        For a discussion of the Program’s policies and procedures regarding the selective disclosure of portfolio holdings, please see the Statement of Additional Information.

Dividends, Capital Gains and Taxes

        The Program distributes net investment income, if any, monthly, and net realized capital gains, if any, annually. If you want to receive dividends or distributions in cash, contact The Bank of New York.

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        You will pay tax on dividends and distributions from the Program whether you receive them in cash or additional shares. If you redeem shares, any gain on the transaction will be subject to tax. The Program Agent sends a tax information statement on distributions shortly after the end of each year.

        By law, the Program must withhold 31% of your distributions and proceeds unless you have provided a taxpayer identification number or social security number. Distributions to foreign shareholders generally will be subject to withholding tax.

        This section summarizes some of the consequences under current federal tax law of investing in the Program. It is no substitute for personal tax advice. Consult your personal tax adviser about the potential consequences of investing in the Program under all applicable tax laws.

Program Administration and Expenses

The Administrators supervise the Program’s business operations. They perform certain management services necessary to operate the Program and provide office space, facilities and personnel to perform these services. The Program Administrators are:

•	Merrill Lynch Investment Managers, L.P., P.O. Box 9011, Princeton, NJ 08543;
•	Prudential Securities Incorporated, c/o Prudential Investment Management Services LLC, 100 Mulberry Street, Newark, NJ 07102
•	Morgan Stanley DW Inc., Harborside Financial Center, Plaza 2, Jersey City, NJ 07311
•	Citigroup Global Markets Inc., 388 Greenwich Street, New York, NY 10013.

        Merrill Lynch is agent for the other Administrators. The Administrators are the sponsors of Defined Asset Funds, along with UBS PaineWebber Incorporated. The Program pays these Administrators monthly for their services an aggregate fee equal to 0.20% annually of the Program’s average daily net assets.

        The Program also pays other expenses of its operations, including fees to The Bank of New York as Program Agent, Custodian, Transfer Agent, dividend disbursing agent and Transaction Agent; certain costs of printing and mailing prospectuses and statements of additional information, shareholder reports, proxy statements and other notices; legal and auditing fees; interest expense and insurance premiums; and the fees and expenses of unaffiliated directors.

        The address of the Program is P.O. Box 9011, Princeton, NJ 08543-9011 and its telephone number is (609) 282-8503.

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Financial Highlights

The financial highlights table is intended to help you understand the Program’s financial performance for the past five years. Certain information reflects financial results for a single Program share. The total returns in the table represent the rate that an investor would have earned or lost (before taxes) on an investment in the Program, assuming all dividends and distributions were reinvested. This information has been audited by Deloitte & Touche LLP, whose report, along with the Program’s financial statements, is included in the Program’s Annual Report, which is available upon request.

	For the Year Ended December 31,
	2004	2003	2002	2001	2000
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of year	$ 21.13	$ 21.66	$ 21.01	$ 20.78	$ 19.95

Investment income — net	.99	1.05	1.19	1.28	1.32
Realized and unrealized gain — net	(.07)	(.55)	.67	.26	.79

Total from investment operations	.92	.50	1.86	1.54	2.11

Less dividends from investment income — net	(1.03)	(1.03)	(1.21)	(1.31)	(1.28)

Net asset value, end of year	$ 21.02	$ 21.13	$ 21.66	$ 21.01	$ 20.78

Total Investment Return:*
Based on net asset value per share	4.48%	2.31%	9.12%	7.60%	10.98%

Ratios to Average Net Assets:
Expenses	.63%	.64%	.63%	.58%	.58%

Investments income — net	4.65%	4.82%	5.59%	6.07%	6.53%

Supplemental Data:
Net assets, end of year (in thousands)	$145,354	$156,480	$165,801	$169,119	$172,596

Portfolio turnover	24.02%	42.65%	25.34%	0%	0%

*	Total investment returns exclude the effects of sales charges.

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For More Information

Statement of Additional Information

The Program’s Statement of Additional Information contains further information about the Program and is incorporated by reference into (legally considered to be part of) this prospectus.

Shareholder Reports

Additional information about the Program’s investments is available in the Program’s annual and semi-annual reports to shareholders. In the Program’s annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Program’s performance during its last fiscal year.

The Program will send you one copy of each shareholder report and certain other mailings, regardless of the number of Program accounts you have. To receive separate shareholder reports for each account, call your Financial Advisor or write to the Bank of New York at its mailing address. Include your name, address, tax identification number and brokerage or mutual fund account number. If you have any questions, please call your Financial Advisor or call the Bank of New York at 1-800-221-7771.

You may obtain a free copy of any of these documents at www.mutualfunds.ml.com or by writing the Program at P.O. Box 9011, Princeton, N.J. 08543-9011, or calling 1-800-221-7771.

Contact your Financial Advisor or call the Program at the telephone number or address indicated if you have any questions.

Information about the Program (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Reports and other information about the Program are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov and copies may be obtained, after paying a duplicating fee, by electronic request at the E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

You should rely only on information in this prospectus. No one is authorized to give you any information that is different.

Investment Company Act file #811-2788

Defined Asset FundsSM

Prospectus

The GNMA
Fund Investment
Accumulation
Program, Inc.

April 29, 2005

THE GNMA FUND
INVESTMENT ACCUMULATION PROGRAM, INC.

Shares of Common Stock	Statement of Additional Information dated April 29, 2005

        This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of The GNMA Fund Investment Accumulation Program, Inc. (the “Program”) dated April 29, 2005 (the “Prospectus”). The Statement of Additional Information is not authorized for distribution unless accompanied or preceded by the annual report of the Program for the fiscal year ended December 31, 2004, which contains certified financial statements of the Program and is incorporated by reference into this Statement of Additional Information. The Prospectus can be obtained without charge by calling (800) 221-7771. The Statement of Additional Information has been incorporated by reference into the Prospectus.

INVESTMENT POLICIES AND RESTRICTIONS

        The Program seeks safety of capital and current income through investment in a portfolio consisting primarily of mortgage-backed securities fully guaranteed as to principal and interest by the Government National Mortgage Association (“GNMA”) (“Ginnie Maes”). The Ginnie Maes and Treasury Bills held by the Program are sometimes referred to herein as the “Securities.”

        Set forth below is a brief description of the method of origination of Ginnie Maes; their nature, including the guarantee of GNMA; the basis of selection and acquisition of the Ginnie Maes held by the Program; and the expected life of the Ginnie Maes.

        Origination of Ginnie Maes—The pool of mortgages that is to underlie a particular new issue of Ginnie Maes, such as those held by the Program, is assembled by the proposed issuer of these Ginnie Maes. This issuer is typically a mortgage banking firm, savings institution or commercial bank and in every instance must be a mortgagee approved by and in good standing with the Federal Housing Administration (“FHA”). In addition, GNMA imposes its own criteria on the eligibility of issuers, including a net worth requirement and a requirement that a principal element of its business operation be the origination or servicing of mortgage loans.

        The mortgages that are to compose the new pool may have been originated by the issuer itself in its capacity as a mortgage lender, or they may be acquired by the issuer from a third party, such as another mortgage banker, a banking institution, the Veterans Administration (“VA”), which in certain instances acts as a direct lender and thus originates its own mortgages, or one of several other governmental agencies. All mortgages in any given pool will be insured under the National Housing Act, as amended (“FHA-insured”) or Title V of the Housing Act of 1949 (“FMHA-insured”) or insured or guaranteed under Chapter 37 of Title 38, U.S.C. (“VA-guaranteed”); will have a date for the first scheduled monthly payment of principal that is not more than 24 months prior to the issue date of the Ginnie Maes to be issued; will have homogeneity as to interest rate, maturity and type of dwelling (e.g., project mortgages on apartment projects and hospitals will not be mixed with 1- to 4-family mortgages); and will meet additional criteria of GNMA. All mortgages in the pools backing the Ginnie Maes in the Program’s portfolio are on 1- to 4-family dwellings (amortizing over a period of up to 30 years) and the average maturities of the mortgages in those pools shall be the longest reasonably available on the market to the Bank of New York acting as transaction agent (the “Transaction Agent”) at the time of acquisition. In general, the mortgages in these pools provide for equal monthly payments over the life of the mortgage (aside from prepayments), designed to repay the principal of the mortgage over this period, together with interest at a fixed rate on the unpaid balance.

        In seeking GNMA approval of a new pool, the issuer files with GNMA an application containing information concerning itself, describing generally the pooled mortgages, and requesting that GNMA approve the issue and issue its commitment (subject to its satisfaction with the mortgage documents and other relevant documentation) to guarantee the timely payment of principal of and interest on the Ginnie Maes to be issued by the issuer on the basis of that pool. If the application is in order, GNMA issues its commitment, assigning a GNMA pool number to the pool. Upon completion of the required documentation, including detailed information as to the underlying mortgages, a custodial agreement with a Federal or state regulated financial institution satisfactory to GNMA pursuant to which the underlying mortgages will be held in safekeeping, and a detailed guarantee agreement between GNMA and the issuer, the issuance of the Ginnie Maes is permitted, and GNMA, upon their issuance, endorses its guarantee thereon. The aggregate principal amount of Ginnie

Maes issued will be equal to the then aggregate unpaid principal balances of the pooled mortgages. The interest rate borne by the Ginnie Maes is currently fixed at .5 of 1% below the interest rate of the pooled 1- to 4-family mortgages, the differential being applied to the payment of servicing and custodial charges as well as GNMA’s guarantee fee.

        Nature of Ginnie Maes and GNMA Guarantee—All of the Ginnie Maes held by the Program are of the “modified pass-through” type, the terms of which provide for timely monthly payments by the issuers to the registered holders (including the Program) of their pro rata shares of the scheduled principal payments, whether or not collected by the issuers, on account of the mortgages backing these Ginnie Maes, plus any prepayments of principal of such mortgages received, and interest (net of the servicing and other charges described above) on the aggregate unpaid principal balance of these Ginnie Maes, whether or not interest on account of these mortgages has been collected by the issuers. Ginnie Maes are guaranteed by GNMA as to timely payment of principal and interest. Funds received by the issuers on account of the mortgages backing the several issues of the Ginnie Maes are intended to be sufficient to make the required payments of principal of and interest on these Ginnie Maes but, if these funds are insufficient for that purpose, the guarantee agreements between the issuers and GNMA require the issuers to make advances sufficient for these payments. If the issuers fail to make these payments, GNMA will do so. The full faith and credit of the United States is pledged to the payment of all amounts that may be required to be paid under the guarantee. The payment cycle of Ginnie Maes is 45 days between the date of security issuance and the first investor payments.

        GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized by Section 306(g) of Title III of the National Housing Act to guarantee the timely payment of principal of and interest on certificates which are based on and backed by pools of residential mortgage loans insured or guaranteed by FHA, the Farmers’ Home Administration (“FMHA”) or the VA. In order to meet its obligation under its guarantee, GNMA may issue its general obligations to the U.S. Treasury. In the event it is called upon at any time to make good its guarantee, GNMA has the full power and authority to borrow from the Treasury of the United States, if necessary, amounts sufficient to make payments of principal and interest on the Ginnie Maes. Section 306(g) provides further that the full faith and credit of the United States is pledged to the payment of all amounts which may be required to be paid under any guarantee under that subsection. An opinion of an Assistant Attorney General of the United States, dated December 9, 1969, states that these guarantees “constitute general obligations of the United States backed by its full faith and credit.”*

        The Ginnie Maes are based upon and backed by the aggregate indebtedness secured by the underlying FHA-insured, FMHA-insured or VA-guaranteed mortgages and, except to the extent of funds received by the issuers on account of these mortgages, the Ginnie Maes do not constitute a liability of nor evidence any recourse against the issuers, but recourse thereon is solely against GNMA. Holders of Ginnie Maes have no security interest in or lien on the pooled mortgages.

        The GNMA guarantees referred to herein relate only to payment of principal of and interest on the Ginnie Maes in the portfolio and not to the Shares in the Program.

        Neither the Bank of New York acting as Program Agent (the “Agent”) nor the Program’s Administrators shall be liable in any way for any default, failure or defect in any Ginnie Mae.

        Life of the Ginnie Maes—In actual operation, payments received in respect of the mortgages underlying the Ginnie Maes will consist of a portion representing interest and a portion representing principal. Although the aggregate monthly payment made by the obligor on each mortgage remains constant (aside from optional prepayments of principal), in the early years the larger proportion of each payment will represent interest, while in later years, the proportion representing interest will decline and the proportion representing principal will increase, although, of course, the interest rate remains constant. Moreover, by reason of optional prepayments, payments in the early years on mortgages in the pools may be substantially in excess of those required by the amortization schedules of these mortgages; conversely, payments in later years may be substantially less since the aggregate unpaid principal balances of the underlying mortgages may have been greatly reduced.

        Monthly payments and prepayments of principal are made to the Agent in respect of the mortgages underlying the Ginnie Maes held by the Program. The proceeds of payments, prepayments and sales received by the Agent (less certain amounts deducted as described under Federal Taxes) will be reinvested and not paid out to Participants (except for capital gain and on redemption of Shares). While the mortgages on 1- to 4-family dwellings underlying the Ginnie Maes are amortized over a period of up to 30 years, it has been the experience of the mortgage industry that the average life of

*	Any statement in the Prospectus or the Statement of Additional Information that a Ginnie Mae is backed by the full faith and credit of the United States is based upon the opinion of an Assistant Attorney General of the United States and should be so construed.

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comparable mortgages, owing to prepayments, is much less. Pricing of Ginnie Maes has been based upon yield assumptions grounded in the historical experience of the FHA relating to 30 year mortgages on 1- to 4-family dwellings at various interest rates (which, in general, have been lower than the rates of the Ginnie Maes held by the Program). Yield tables for Ginnie Maes utilize a 12-year average life assumption for Ginnie Mae pools of 30 year mortgages on 1- to 4-family dwellings. This assumption was derived from the FHA experience relating to prepayments on such mortgages during the period from the mid 1950‘s to the mid 1970‘s. This 12 year average life assumption was calculated in respect of a period during which mortgage lending rates were fairly stable. That assumption is probably no longer an accurate measure of the average life of Ginnie Maes or their underlying single family mortgage pools. Today, research analysts use complex formulae to scrutinize the prepayments of mortgage pools in an attempt to predict more accurately the average life of Ginnie Maes. Generally speaking, a number of factors, including mortgage market interest rates and homeowner mobility, will affect the average life of the Ginnie Maes held by the Program. Changes in prepayment patterns, which are influenced by changes in housing cycles and mortgage refinancing, could influence yield assumptions used in pricing the securities. Shifts in prepayment patterns are influenced by changes in housing cycles and mortgage refinancing and are also subject to certain limitations on the gathering of the data; it is impossible to predict how new statistics will affect the yield assumptions that determine mortgage industry norms and pricing of Ginnie Maes. Moreover, there is no assurance that the pools of mortgage loans relating to the Ginnie Maes held by the Program will conform to prepayment experience as reported by GNMA on a periodic basis, or the prepayment experience of other mortgage lenders. Accordingly, it is not possible to predict meaningfully prepayment levels on Ginnie Maes in the Program. While the value of the underlying Securities generally fluctuates inversely with changes in interest rates, it should also be noted that their potential for appreciation, which could otherwise be expected to result from a decline in interest rates, may tend to be limited by any increased prepayments by mortgagors as interest rates decline.

        Holders of Ginnie Maes, including the Program, receive monthly distributions of interest due on the underlying mortgages, scheduled payments of principal on an amortized basis, and prepayments. All of the mortgages in the pools relating to the Ginnie Maes in the portfolio are subject to prepayment without any significant premium or penalty at the option of the mortgagors (i.e., homeowners). A number of factors, including mortgage market interest rates and homeowners’ mobility, will affect the average life of the Ginnie Maes held by the Program. Accordingly, it is not possible to predict meaningfully prepayment levels regarding these Ginnie Maes. It should be noted, however, that the potential for appreciation on Ginnie Maes that could otherwise be expected to result from a decline in interest rates may be limited by any increased prepayments by mortgagors as interest rates decline. Prepayments of principal on Ginnie Maes purchased at a premium over par will result in some loss on investment while prepayments on Ginnie Maes purchased at a discount from par will result in some gain on investment. If interest rates rise, the prepayment risk of higher yielding, premium Ginnie Maes and the prepayment benefit for lower yielding discount Ginnie Maes will be reduced. Higher coupon premium Ginnie Maes are more likely to prepay than lower coupon, discount Ginnie Maes. Although the Program will reinvest payments and prepayments of principal in additional Ginnie Maes, there is no assurance that the interest rate at the time of reinvestment will be as advantageous as that on the securities being paid or prepaid.

        Portfolio Transactions—Pursuant to the provisions of the Transaction Agency Agreement, Ginnie Maes satisfying the criteria referred to above will be purchased for the account of the Program by the Transaction Agent on a regular basis out of the net cash available to the Program for investment. Similarly, Ginnie Maes will be sold for the account of the Program by the Transaction Agent on a regular basis to satisfy the net cash requirements of the Program as described in the Prospectus.

        Each month, MLIM as administrator commits to purchase Ginnie Maes for the Program out of the Program’s cash in an amount which is considered available after deducting amounts anticipated to be needed to pay Program operating expenses and to satisfy redemption requests. These Ginnie Maes settle approximately three weeks after the order is placed. Their price and the settlement date are fixed when the transaction is negotiated. From time to time, the Ginnie Maes to be purchased are new issues and may be considered “when issued” securities when the purchase commitment is made. At the same time, an equivalent principal amount of Treasury bills, maturing on the expected settlement date for the Ginnie Maes, is acquired for current settlement. The Program is required to earmark liquid securities (principally these Treasury bills) in an amount at least equal to that payable for the Ginnie Maes. These Treasury bills cannot be sold while the related commitment for the Ginnie Maes is outstanding, unless replaced with other assets, and could cause the Program to borrow if redemptions during this period exceed expectations. Generally, these commitments do not exceed 5% of the value of the Program’s total assets; in the event of extraordinarily large principal payments in a month received by the Program on the Ginnie Maes it owns, the commitment could be as much as 10% of total assets.

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        Under existing regulatory prohibitions the Program may not on a principal basis purchase securities from the Administrators or their affiliates or, except in the limited circumstances permitted by applicable rules of the Securities and Exchange Commission, from underwriting syndicates in which they participate. Although the Administrators and their affiliates are major factors in the market for mortgage-backed securities, this market is so large that it is not believed that the Program’s ability to purchase these securities for its portfolio will be significantly affected by these prohibitions.

        The market for Ginnie Maes is very broad and liquid and, accordingly, it is not anticipated that the Transaction Agent will experience any difficulty in purchasing or selling Ginnie Maes for the account of the Program in accordance with the procedures described in the Prospectus.

        Borrowing—The Program is authorized to borrow money from banks. Borrowings are limited to 33% of the current value of total assets (including the borrowing) less liabilities (excluding any borrowing) and will be reduced within three days (excluding Sundays and holidays) or longer if permitted by the Securities and Exchange Commission if at any time the borrowings exceed this limit. Any pledge or hypothecation of Program assets will only be made in connection with a borrowing, limited to 33 1/3% of the value of Program assets computed on the same basis. Borrowing may take the form of a sale of a Ginnie Mae accompanied by a simultaneous agreement as to its repurchase. It is presently intended that borrowings would be made only as an alternative to the sale of Ginnie Maes to meet redemptions and not to raise additional cash for investment. However, this practice could cause changes in the Program’s share price to be magnified with changes in interest rates. Any investment gains made with borrowed monies in excess of interest paid (including a higher yield on the securities held than the interest cost) would cause the net asset value of Program shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the securities so held fails to cover their cost (including interest on the borrowings) to the Program, the net asset value of Program shares would decrease faster than would otherwise be the case. This factor is known as “leverage” and can expose the Program to greater risk than if it does not retain investments in excess of its currently available funds.

        Investment Restrictions—The following investment restrictions are deemed fundamental policies of the Program and may be changed only by the vote of the lesser of (1) the holders of 67% of the Program’s outstanding voting securities present at a meeting if the holders of more than 50% of the Program’s outstanding voting securities are present in person or by proxy or (2) the holders of more than 50% of the Program’s outstanding voting securities.

        Under its fundamental investment restrictions, the Program will not:

(1) invest in securities or other investments other than Treasury Bills and Ginnie Maes of the type described in the Prospectus;

(2) borrow money, except from banks and in an amount not to exceed immediately after such borrowing 33 1/3% of the current value of its total assets (including the amount borrowed) less its liabilities (not including any borrowings) nor pledge or hypothecate any assets except in connection with such a borrowing and in amounts not to exceed 33 1/3% of its total assets, computed on the same basis; in the event that the value of the Fund’s assets, as so computed, at any time is less than 300% of the amount of borrowings outstanding, within three days thereafter (excluding Sundays and holidays) or such longer period as the Securities and Exchange Commission may prescribe, the borrowings shall be reduced to within that limit;

(3) make loans, except through the purchase of obligations in direct placements (the purchase of obligations in other situations not being considered the making of a loan);

(4) act as a statutory underwriter of securities, except to the extent the Program may be deemed to be an underwriter in connection with the sale of Ginnie Maes held by it, or purchase or sell real estate (except investments in mortgage-backed securities as described in the Prospectus), commodities or commodity contracts; or

(5) enter into forward purchase agreements.

        The Program has also adopted a non-fundamental restriction, which may be changed by the Board of Directors without approval of Program shareholders, that it will not change its policy of investing at least 80% of its net assets in Ginnie Maes without providing holders of Program shares at least 60 days prior written notice of such change. For this purpose, net assets include any borrowings for investment purposes.

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ADMINISTRATION AGREEMENT

        All aspects of the Program’s operations including coordinating all matters relating to the functions of the Agent and any other parties performing operational functions for the Program, shall be supervised by the Administrators—Merrill Lynch Investment Managers, L.P. (“MLIM”), Prudential Securities Incorporated, Morgan Stanley DW Inc. and Citigroup Global Markets Inc. (formerly Salomon Smith Barney Inc.) The Administrators shall (a) provide the Program, at the Administrators’ expense, with the services of such persons competent to perform such administrative and clerical functions as are necessary in order to provide effective administration of the Program including duties in connection with Participant relations, reports, redemption requests and account adjustments; (b) provide the Program, at the Administrators’ expense, with adequate office space and related services; and (c) to the extent required by then current Federal securities laws, regulations thereunder or interpretations thereof, pay for the printing of all Program prospectuses used in connection with the distribution and sale of the shares of common stock of the Program (the “Shares”). (Investment companies may pay these expenses only when an agreement to that effect has been approved by Participants and subject to various other conditions. The Sponsors of the Unit Trust Series for which the Program serves as a reinvestment vehicle have agreed to pay these expenses as long as the Program and the Administrators are prohibited from doing so without such an agreement. The Program has not directly or indirectly paid these expenses.) The directors and officers of the Program who are affiliated with any of the Administrators are identified under “Directors and Officers” below. The Program has agreed to pay a monthly administration fee to the Administrators at the annual rate of 0.20% of the value of the Program’s average daily net assets from the beginning of the year to the end of such month. Such fees aggregated $302,080, $322,471 and $334,199 during the fiscal years ended December 2004, 2003 and 2002, respectively. The fee so payable is allocated among the four Administrators in the following respective percentages: MLIM, 58%; Prudential Securities, 16%; Morgan Stanley, 16%; and Citigroup, 10%. The allocation of the administration fee among the Administrators is subject to change in accordance with the provisions of the Administration Agreement.

        The Program pays all other costs and expenses incurred in connection with its organization and operations, including: fees of the Administrators, Agent, transfer agent, custodian and dividend disbursing agent and Transaction Agent; costs of printing and mailing stock certificates, Participant reports, proxy material and (except to the extent borne by the Sponsors) prospectuses; statements of additional information; legal and auditing fees; costs and expenses of the sale, issue and redemption of its Shares (including fees and expenses of registering the Shares under Federal and state securities laws); fees and expenses of unaffiliated directors; costs of accounting and pricing services (including the daily calculation of net asset value); interest, brokerage costs, insurance and taxes. If the Program’s expenses for any fiscal year (including the Administrator’s fee but excluding interest, taxes, brokerage fees and extraordinary expenses) exceed the lesser of either (a) 1 1/2% of the Program’s average daily net assets up to $30,000,000 and 1% of its average daily net assets thereover or (b) 25% of its total investment income, the Administrators, according to their respective percentages, will reimburse the Program for such excess.

        The Administration Agreement provides that the use of the name “The GNMA Fund Investment Accumulation Program, Inc.” by the Program is non-exclusive and that the Administrators may allow other persons, including other investment companies, to use that name. The right to use that name may also be withdrawn by the Administrators, in which event the Administrators have agreed to present the question of continuing the Administration Agreement to a vote of the Participants of the Program.

        The Administration Agreement will continue from year to year if approved at least annually either (i) by a vote of a majority of the Shares or (ii) by the Board of Directors and, in each case, by vote of a majority of those directors who are not parties to such Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval. The Administration Agreement provides that the Administrators shall have no liability to the Program or any Participant for any error of judgment, mistake of law or any loss arising out of any act or omission in the performance by the Administrators of their duties under such Agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on the Administrators’ part or from reckless disregard by the Administrators of their obligations and duties under such Agreement. The Administration Agreement automatically terminates upon its assignment and is terminable, without penalty, by the Board of Directors of the Program or by vote of the holders of a majority of the Shares on 60 days’ written notice to the Administrators and by the Administrators on 90 days’ written notice to the Program. The Administrators’ right to terminate could operate to the disadvantage of or work a hardship on the Program.

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        MLIM has been appointed by the other Administrators as agent for purposes of taking any action under the Administration Agreement with respect to the Program by power of attorney executed by such Administrators and filed with the Agent and the Transaction Agent. Provision is also made under the Administration Agreement that if the Administrators are unable to agree in respect to action to be taken jointly by them thereunder or cannot agree as to which Administrators shall continue to act as Administrators, then MLIM shall continue to act as sole Administrator. Similarly, if one or more of the Administrators fail to perform their duties under the Administration Agreement or become incapable of acting or become bankrupt or if their affairs are taken over by public authorities, then each such Administrator shall be automatically discharged under the Administration Agreement, and the remaining Administrators shall act as sole Administrators.

        The Administration Agreement is nonexclusive and the Administrators, as well as their affiliates, may furnish similar administrative services to other clients, including other investment accumulation programs. The fees charged to these clients may vary in accordance with the type of client and services rendered.

        MLIM is a registered investment adviser organized in 1976. MLIM’s general partner is Princeton Services, Inc., an indirect wholly-owned subsidiary of Merrill Lynch & Co. Inc. (a financial services holding company), which is MLIM’s sole limited partner. Each other Administrator is a Delaware corporation and is engaged in the underwriting, securities and commodities brokerage business, and is a member of the New York Stock Exchange, Inc., other major securities exchanges and commodity exchanges, and the National Association of Securities Dealers, Inc. Citigroup Global Markets Inc., an investment banking and securities broker-dealer firm, and an indirect wholly-owned subsidiary of Citigroup Inc. is engaged in the advisory business. Prudential Securities Incorporated, a wholly-owned subsidiary of Prudential Securities Group Inc. and an indirect wholly owned subsidiary of the Prudential Insurance Company of America, is engaged in the investment advisory business. Morgan Stanley DW Inc., a principal operating subsidiary of Morgan Stanley & Co., is engaged in the investment advisory business. Each Administrator, or one of its predecessor corporations or affiliates, has acted as Sponsor of a number of series of unit investment trusts, including GNMA Series. Each has acted as principal underwriter and managing underwriter or investment adviser of other investment companies. Each Administrator except MLIM, in addition to participating as a member of various selling groups or as an agent of other investment companies, executes orders on behalf of investment companies for the purchase and sale of securities of such companies and sells securities to such companies in its capacity as broker or dealer in securities.

        Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) or its nominee holds in its name Program shares for the accounts of customers whose unit trusts are held in Merrill Lynch customer accounts and who elect to reinvest in the Program. These shares may be transferred to an account in the customer’s name with the Agent upon request. Merrill Lynch maintains records identifying the names and addresses of these customers and their share balances, and will be compensated for transfer and dividend disbursing and other shareholder services by the Agent out of fees it receives from the Program. During the fiscal year ended December 31, 2004, the Agent paid Financial Data Services, Inc. (a MLIM affiliate) $77,275.76 for these services.

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DIRECTORS AND OFFICERS

        The ultimate responsibility for the Program’s administration rests with its Board of Directors, which meets at least quarterly to oversee the implementation of the Program’s policies and which must approve the renewal of the Administration Agreement. The Board of Directors of the Program consists of five individuals, three of whom are not “interested persons” of the Program as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”) (the “non-interested Directors”). The Directors are responsible for the overall supervision of the operations of the Program and perform the various duties imposed on the directors of investment companies by the Investment Company Act. The Board of Directors elects officers of the Program annually.

Information on Directors and Officers

        Each non-interested Director is a member of the Program’s Audit Committee (the “Audit Committee”). The principal responsibilities of the Audit Committee are the appointment, compensation and oversight of the Program’s independent accountants, including the resolution of disagreements regarding financial reporting between Program management and such independent accountants. The Audit Committee’s responsibilities include, without limitation, to (i) review with the independent accountants the arrangements for and scope of annual and special audits and any other services provided by the independent accountants to the Program; (ii) discuss with the independent accountants certain matters relating to the Program’s financial statements, including any adjustment to such financial statements recommended by such independent accountants or any other results of any audit; (iii) ensure that the independent accountants submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent accountants any relationships or services disclosed in the statement that may impact the objectivity and independence of the Program’s independent accountants and recommend that the Board take appropriate action in response thereto to satisfy itself of the independent accountants’ independence; and (iv) consider the comments of the independent accountants with respect to the quality and adequacy of the Program’s accounting and financial reporting policies and practices and internal controls and Program management’s responses thereto. The Board of the Program adopted a written charter for the Audit Committee. The Audit Committee has retained independent legal counsel to assist it in connection with these duties. The Audit Committee met four times during the fiscal year ended December 31, 2004.

        Each non-interested Director is also a member of the Program’s Nominating Committee. The principal responsibilities of the Nominating Committee are to identify individuals qualified to serve as non-interested Directors of the Program and to recommend its nominees for consideration by the full Board. While the Nominating Committee is solely responsible for the selection and nomination of the Program’s non-interested Directors, the Nominating Committee may consider nominations for the office of Director made by Program stockholders as it deems appropriate. Program stockholders who wish to recommend a nominee should send nominations to the Secretary of the Program that include biographical information and set forth the qualifications of the proposed nominee. The Nominating Committee met once during the Program’s fiscal year ended December 31, 2004.

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Biographical Information

        Certain biographical and other information relating to the non-interested Directors of the Program is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by MLIM, Fund Asset Management, L.P. (“FAM”) and their affiliates (“Merrill Lynch Funds”) and other public directorships:

Name, Address* and Age of Director	Position(s) Held with the Program	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Merrill Lynch Funds and Portfolios Overseen	Public Directorships

David O. Beim (64)***	Director	Director since 1999	Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Chairman of Outward Bound U.S.A. from 1997 to 2001; Chairman of Wave Hill, Inc. since 1980; Trustee of Phillips Exeter Academy from 2002 to present.	15 registered investment companies consisting of 18 portfolios	None

James T. Flynn (65)	Director	Director since 1999	Chief Financial Officer of J.P. Morgan & Co. Inc. from 1990 to 1995 and an employee of J.P. Morgan in various capacities from 1967 to 1995.	15 registered investment companies consisting of 18 portfolios	None

W. Carl Kester (53)	Director	Director since 1999	Mizuho Financial Group, Professor of Finance, Senior Associate Dean and Chairman of the MBA Program of Harvard Business School since 1999; Member of the faculty of Harvard Business School since 1981; Independent Consultant since 1978.	15 registered investment companies consisting of 18 portfolios	None

*	The address of each non-interested Director is P.O. Box 9095, Princeton, New Jersey 08543-9095.
**	Each Director serves until his or her successor is elected and qualified, until December 31 of the year in which he or she turns 72, or until his or her death, resignation, or removal as provided in the Programs by-laws or charter or by statute.
***	Chairman of the Audit Committee.

        Certain biographical and other information relating to each Director who is an “interested person” of the Program as defined in the Investment Company Act (the “interested Directors”) and to the officers of the Program is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the Merrill Lynch funds and public directorships held:

Name, Address* and Age	Position(s) Held with the Program	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Merrill Lynch Funds and Portfolios Overseen	Public Directorships

Karen P. Robards (55)†	Director††	Director since 1999	President of Robards & Company, a financial advisory firm; since 1987; formerly an investment banker with Morgan Stanley for more than ten years; Director of Enable Medical Corp. since 1996; Director of AtriCure, Inc. since 2000; Director of CineMuse Inc. from 1996 to 2000; Director of the Cooke Center for Learning and Development, a not-for-profit organization, since 1987.	15 registered investment companies consisting of 18 portfolios	None

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Name, Address* and Age	Position(s) Held with the Program	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Merrill Lynch Funds and Portfolios Overseen	Public Directorships

Robert C. Doll, Jr. (50)***	President and Director	President and Director**** since 2005	President of the MLIM/FAM-advised funds since 2005; President of MLIM and FAM since 2001; Co-Head (Americas Region) thereof from 2000 to 2001 and Senior Vice President from 1999 to 2001; President and Director of Princeton Services, Inc. (“Princeton Services”) since 2001; President of Princeton Administrators, L.P. (“Princeton Administrators”) since 2001; Chief Investment Officer of OppenheimerFunds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.	124 registered investment companies consisting of 163 portfolios	None

Donald C. Burke (44)	Vice President and Treasurer	Vice President since 1993 and Treasurer since 1999	First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999 and Director since 2004; Vice President of FAMD since 1999; Vice President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.	126 registered investment companies consisting of 165 portfolios	None

Frank Viola (40)	Vice President and Portfolio Manager	Vice President since 2002	Managing Director of MLIM since 2002; Head of the Global Fixed Income Structured Asset Team since 2002; Director (Global Fixed Income) of MLIM from 2000 to 2001 and Vice President from 1997 to 2000.	7 registered investment companies consisting of 5 portfolios	None

Jeffrey Hiller (53)	Chief Compliance Officer	Chief Compliance Officer since 2004	Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley Investment Management from 2002 to 2004; Managing Director and Global Director of Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the Commission’s Division of Enforcement in Washington, D.C. from 1990 to 1995.	127 registered investment companies consisting of 166 portfolios	None

Alice A. Pellegrino (45)	Secretary	Secretary since 2004	Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM since 1997.	124 registered investment companies consisting of 163portfolios	None

*	The address of Ms. Robards is P.O. Box 9095, Princeton, New Jersey 08543-9095. The address of Mr. Doll and the other officers is P.O. Box 9011, Princeton, New Jersey 08543-9011.
**	Elected by and serves at the pleasure of the Board of Directors of the Program.
***	Mr. Doll is an “interested person,” as defined in the Investment Company Act, of the Program based on his positions with MLIM, FAM, Princeton Services and Princeton Administrators, L.P.
****	As a Director, Mr. Doll serves until his successor is elected and qualified, until December 31 of the year in which he turns 72, or until his death, resignation, or removal as provided in the Program’s by-laws or charter or by statute.
†	Ms. Robards is an “interested person” of the Program based on her ownership of securities of the parent of Morgan Stanley DW Inc., an Administrator of the Program.
††	Chairman of the Board.

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Share Ownership

        Information relating to share ownership by each Director in the Program and in all Merrill Lynch funds overseen by the Director (“Supervised Merrill Lynch Funds”) as of December 31, 2004 is set forth in the chart below:

Name	Aggregate Dollar Range of Equity in the Fund	Aggregate Dollar Range of Securities in Supervised Merrill Lynch Funds
Interested Directors:
Robert C. Doll, Jr.	None	Over $100,000
Karen P. Robards	None	$50,001 – $100,000
Non-Interested Directors:
David O. Beim	None	Over $100,000
James T. Flynn	None	Over $100,000
W. Carl Kester	None	$50,001 – $100,000

        As of April 15, 2005, the officers and Directors of the Program as a group owned an aggregate of less than 1% of the outstanding shares of the Program. As of December 31, 2004, none of the non-interested Directors of the Program or Ms. Robards or their immediate family members owned beneficially or of record any securities in Merrill Lynch & Co., Inc. (“ML & Co.”).

Compensation of Directors/Trustees

        Each non-interested Director and Ms. Robards receives an aggregate annual retainer of $92,750 for his or her services to all Merrill Lynch funds for which he or she serves as Director, of which the Program pays $750 per year. The portion of the annual retainer allocated to each applicable Merrill Lynch fund is determined quarterly based, in general, on the relative net assets of each such fund; however, the Program pays $187.50 per quarter. In addition, each non-interested Director, Ms. Robards receives a fee per in-person Board meeting attended and per in-person Audit Committee meeting attended. The aggregate annual per meeting fees paid to each non-interested Director and Ms. Robards totals $38,000 for all Merrill Lynch funds, including the Program, for which that Director serves, of which the Program pays $2,000 per year. The Chairman of the Board receives an additional annual retainer in the amount of $40,000 and the Chairman of the Audit Committee receives an additional annual retainer amount of $10,000, each of which is paid quarterly and allocated to each Merrill Lynch fund for which such Chairman provides services based on the relative net assets of the fund. The Program is not allocated any part of this retainer.

        The following table shows the compensation earned by the non-interested Directors, Ms. Robards with respect to the Program for the fiscal year end December 31, 2004 and the aggregate compensation paid by all Merrill Lynch funds to the non-interested Directors and Ms. Robards for the calendar year ended December 31, 2004.

	Aggregate Compensation From Program	Pension or Retirement Benefits Accrued as Part of Program Expenses	Aggregate Compensation From Program and Other Merrill Lynch Funds*
David O. Beim**	$2,250	None	$113,083
James T. Flynn	$2,750	None	$121,583
W. Carl Kester	$2,750	None	$121,583
Karen P. Robards***	$2,750	None	$131,583

*	For the number of Merrill Lynch funds from which each Director receives compensation, refer to the table above.
**	Chairman of the Audit Committee.
***	Chairman of the Board.

Selective Disclosure of Portfolio Holdings

        Pursuant to policies and procedures adopted by the Program, the Program may, under certain circumstances as set forth below, make selective disclosure with respect to the Portfolio’s portfolio holdings. The Program’s Board of Directors has approved the adoption by the Program of the policies and procedures set forth below, and has delegated to MLIM the responsibility for ongoing monitoring and supervision to ensure compliance with these policies and procedures. The Board provides ongoing oversight of the Program’s compliance with the policies and procedures. As part of this oversight function, the Directors receive from the Program’s Chief Compliance Officer at least quarterly and more often, as

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necessary, reports on compliance with these polices and procedure, including reports on any violations of these policies and procedures that may occur. In addition, the Directors receive an annual assessment of the adequacy and effect of the policies and procedures with respect to the Program, and any changes thereto, and an annual review of the operation of the policies and procedures.

        Examples of the information that may be disclosed pursuant to the Program’s policies and procedures would include (but is not limited to) specific portfolio holdings — including the number of shares held, weightings of particular holdings, and trading details. This information may be both material non-public information (“Confidential Information”) and proprietary information of the firm. The Program may disclose such information to individual investors, institutional investors, financial advisers and other financial intermediaries that sell the Program’s shares, affiliates of the Program, third party service providers to the Program, lenders to the Program, and independent rating agencies and ranking organizations. The Program receives no compensation or other consideration with respect to such disclosures.

        Subject to the exceptions set forth below, Confidential Information relating to a Portfolio may not be disclosed to persons not employed by MLIM or its affiliates unless such information has been publicly disclosed via a filing with the Commission (e.g., Program annual report), through a press release or placement on a publicly-available internet web site, including our web site at www.mutualfunds.ml.com. If the Confidential Information has not been publicly disclosed, an employee of MLIM who wishes to distribute Confidential Information relating to the Program must first do the following: (i) require the person or company receiving the Confidential Information to sign, before MLIM will provide disclosure of any such information, a confidentiality agreement approved by an attorney in MLIM’s Legal department in which he/she (a) agrees to use the Confidential Information solely in connection with a legitimate business use (i.e., due diligence, etc.) and (b) agrees not to trade on the basis of the information so provided; (ii) obtain the authorization of the an attorney in MLIM’s Legal department prior to disclosure; and (iii) only distribute Confidential Information that is at least thirty (30) calendar days old unless a shorter period has specifically been approved by an attorney in MLIM’s Legal department. Prior to providing any authorization for such disclosure of Confidential Information, an attorney in MLIM’s Legal Department must review the proposed arrangement and make a determination that it is in the best interests of a Portfolio’s shareholders. In connection with day-to-day portfolio management, the Program may disclose Confidential Information to executing brokers-dealers that is less than thirty days old in order to facilitate the purchase and sale of portfolio holdings. The Program has adopted policies and procedures, including a Code of Ethics, Code of Conduct, and various policies regarding securities trading and trade allocations, to address potential conflicts of interest that may arise in connection with disclosure of Confidential Information. These procedures are designed, among other things, to prohibit personal trading based on Confidential Information, to ensure that portfolio transactions are conducted in the best interests of the Program and its shareholders and to prevent portfolio management from using Confidential Information for the benefit of one fund or account at the expense of another. In addition, as noted, an attorney in MLIM’s Legal Department must determine that disclosure of Confidential Information is for a legitimate business purpose and is in the best interests of the Program’s shareholders, and that any conflicts of interest created by release of the Confidential Information have been addressed by MLIM’s existing policies and procedures.

        Confidential Information — whether or not publicly disclosed — may be disclosed to Program Directors, the independent Directors’ counsel, outside Program counsel, the Program’s accounting services provider and the Program’s independent registered public accounting firm without meeting the conditions outlined above. Confidential Information may, with the prior approval of the Program’s Chief Compliance Officer or MLIM’s General Counsel, also be disclosed to any auditor of the parties to a service agreement involving the Program, or as required by judicial or administrative process or otherwise by applicable law or regulation. If Confidential Information is disclosed to such persons, each such person will be subject to restrictions on trading in the subject securities under either the Program’s Code of Ethics or an applicable confidentiality agreement, or under applicable laws or regulations or court order.

        The Program has entered into ongoing arrangements to provide selective disclosure of Program portfolio holdings to the following persons or entities:

        Program’s Board of Directors
        Program s Transfer Agent
        Program’s Independent Registered Public Accounting Firm
        Program’s accounting services provider — State Street Bank and Trust Company
        Program Custodian

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        Independent Rating Agencies — Morningstar, Inc. and Lipper Inc.
        Information aggregators — Wall Street on Demand and Thomson Financial

        Other than with respect to the Board of Directors, each of the persons or entities set forth above is subject to an agreement to keep the information disclosed confidential and to use it only for legitimate business purposes. The Board of Directors has a fiduciary duty as directors to act in the best interests of the Program and its shareholders. Selective disclosure is made to the Program’s Board of Directors and independent registered public accounting firm at least quarterly and otherwise as frequently as necessary to enable such persons or entities to provide services to the Program. Selective disclosure is made to the Program’s Transfer Agent, accounting services provider, and Custodian as frequently as necessary to enable such persons or entities to provide services to the Program, typically on a daily basis. Disclosure is made to Lipper Inc. and Wall Street on Demand on a monthly basis and to Morningstar and Thomson Financial on a quarterly basis, and to each such firm upon specific request with the approval of MLIM’s Legal department.

Accounting Services

        The table below shows the amount paid by the Program to State Street Bank and Trust Company (“State Street”) and to MLIM for accounting services for the periods indicated:

Fiscal Year Ended December 31,	Paid to State Street	Paid to MLIM
2004	$33,899	$1,799

NET ASSET VALUE

        The net asset value per Share of the Program is determined on any business day on which a purchase or redemption order is received, by dividing the net assets of the Program by the number of its outstanding Shares. The term “business day,” as used in the Prospectus and Statement of Additional Information, excludes Saturdays, Sundays and the following holidays as observed by the New York Stock Exchange: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas; and the following Federal holidays: Columbus Day and Veterans’ Day. The net assets of the Program are its gross assets less its liabilities as determined in accordance with generally accepted accounting principles. It is the ultimate responsibility of the Board of Directors of the Program to establish standards for the valuation of the portfolio securities for purposes of determining the net asset value of the Program. The Program has made arrangements with FT Interactive Data (the “Evaluator”), 498 7th Avenue, New York, New York 10018 to furnish to the Program and the Agent on each business day (as of 3:30 p.m. Eastern time) estimated values of portfolio securities for purposes of computation of net asset value of the Shares. The Board of Directors has examined the methods used by the Evaluator in estimating the value of portfolio securities and believes that such methods reasonably and fairly approximate the prices at which portfolio securities may be sold and will result in a good faith determination of the fair value of the securities; however, there is no assurance that the portfolio securities can be sold at the prices at which they are valued.

        Due to the nature of the secondary market for Ginnie Maes it is unlikely that current last sale transactions or unsolicited bids will be regularly available for most of the securities in the Portfolio. The method used by the Evaluator to value such portfolio securities is to obtain “quotes” on other mortgage-backed securities guaranteed by GNMA with comparable interest rates and maturities, and to value the securities similarly. These values are not bids or actual last sale prices, but are estimates of the price at which the Evaluator believes the Program could sell such portfolio securities.

        Securities with respect to which a last sale transaction is available shall be valued by the Evaluator at such last sale transaction unless in its judgment such last sale transaction does not fairly and accurately represent the price at which these securities may be sold. If there are current unsolicited bids outstanding for portfolio securities with respect to which there are no such last sale transactions, the Evaluator will value these securities within the range of bid and asked prices it considers to best represent the price at which these securities can be sold in light of the then existing circumstances, unless in its judgment this range does not fairly and accurately represent the range in which these securities may be sold.

        While securities of the type included in the Program’s portfolio involve minimal risk of loss of principal, due to variations in interest rates the market value of the securities and net asset value can be expected to fluctuate during the period of an investment in the Program.

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TERMS AND CONDITIONS OF PARTICIPATION

        Shares of the Program are offered to facilitate reinvestment of distributions on units of GNMA and other government securities series of Corporate Income Fund and Government Securities Income Fund that specify reinvestment in the Program (“Reinvesting Series”). All persons who are registered holders of units of any Reinvesting Series are eligible to reinvest in Shares. These include brokers or nominees of banks and other financial institutions which are or become registered holders of Units in Reinvesting Series. This eligibility is subject to the terms and conditions (“Terms and Conditions”) set forth below.

        If the shareholder is a broker or nominee of a bank or other financial institution, the trustee and the Agent will apply these Terms and Conditions on the basis of the respective numbers of Units certified from time to time by that shareholder to be the total numbers of Units registered in that shareholder’s name and held for the accounts of beneficial owners who have chosen to participate in the Program, upon the several bases of participation offered by the Program at the time. It is anticipated, however, that due to administrative problems connected with Units held in “street name”, other than by Merrill Lynch, Units will be registered in the names of the beneficial owners unless those owners elect not to participate in the Program.

        Distributions on Units of a Reinvestment Series will be paid in cash unless the registered holder elects to reinvest those distributions by sending a notice in writing to the Agent. Each electing holder will receive a copy of the Program’s prospectus; others may request a copy of the prospectus. Holders of those Units may elect to reinvest or to change a previous election by notice in writing to the Agent. Written notice of any election or change in election must be received by the Agent at least ten days before the Record Day for the first distribution to which the notice is to apply.

        Under these Terms and Conditions, both distributions of interest and of capital gains, if any, and principal on Units participating in the Program will be invested without sales charge in Shares. The Bank of New York, P.O. Box 974, New York, New York 10286-0974, acts as Agent. All securities, cash and other similar assets of the Program are held by the Agent as custodian. The Agent also acts as the Program’s dividend disbursing agent, transfer agent and registrar, and performs certain other services for the Program.

        Each distribution of interest, capital gains and principal on Units to be reinvested will, on the date of the distribution, automatically be received by the Agent on behalf of the shareholder and applied to purchase Shares at net asset value, without sales charge. If a holder of Units of a Reinvesting Series has elected to reinvest principal distributions, the proceeds of redemption or payment at maturity of securities held in the Reinvesting Series will be invested in Shares, rather than being distributed in cash to the holder. Net interest income, after expenses, received by the Program on obligations in its portfolio will be distributed monthly by the Program and net realized capital gains, if any, will be distributed at least annually. These distributions will be reinvested automatically in Program Shares unless the shareholder elects, by written notice to the Agent, not to have these distributions reinvested.

        In addition to their right to redeem Shares and receive a payment equal to the net asset value thereof, shareholders may at any time, by notifying the Agent in writing (the Agent will deliver a copy of such notice to the trustee for the respective Reinvesting Series), elect to (i) terminate their participation in the Program and thereafter receive all distributions on their Units in cash, (ii) terminate their participation as to distributions of capital gains and principal on their Units and thereafter receive distributions in cash out of the principal accounts of the respective Reinvesting Series, or (iii) terminate their participation in part, as to distributions of interest on their Units and thereafter receive future distributions in cash out of the income accounts of those Series.

        All the costs of establishing and administering the Program and these Terms and Conditions are borne by the Program.

        The Agent will mail to each registered owner a report of each transaction undertaken for that owner in receiving distributions and purchasing Shares. Distributions on Units which are applied to purchase Shares are considered to have been distributed to the shareholder for federal income tax purposes, and all taxes which are payable in respect of those distributions must be paid by the shareholder, regardless of whether they are reinvested in the Program.

        Experience may indicate that changes in these Terms and Conditions are desirable or that this offering should be terminated. Those changes may be made or this offering may be terminated at the direction of the Board of Directors of the Program without notice to shareholders. The Board may at any time appoint a substitute or additional agent to act for the Program.

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REDEMPTION

        Shareholders have the right to redeem their Shares at net asset value, as next determined after receipt of a proper tender, by surrendering the certificates therefor properly endorsed with the signatures guaranteed by an eligible guarantor institution (as defined by Rule 17Ad-15 under the Securities Exchange Act of 1934) together with a request for redemption at the office of the Agent, The Bank of New York, P.O. Box 974, New York, New York 10286-0974. If certificates have not been issued, only delivery of the request for redemption (with signature guaranteed as set forth above) is required. The Program has arranged, however, for an exemption from the signature guarantee requirement for redemptions involving less than $5,000 on the date of receipt by the Agent of all the necessary documents where the proceeds are to be reinvested through one of the Administrators in units of a Series of Government Securities Income Fund, Municipal Investment Trust Fund, Defined Assets Funds, Corporate Income Fund or Equity Investor Fund which are to be registered in the names of the registered owners of the Shares. This exemption may be reduced or eliminated without prior notice. A guarantee of each shareholder’s signature is required for all redemptions, regardless of the amount involved, where the proceeds are to be paid to shareholders or where the units to be purchased are to be registered in names different from those of the registered owners of the Shares.

        The redemption price will be the net asset value next determined after either (i) the certificates are tendered for redemption or (ii) if no certificates have been issued, a request for redemption is received in good order as set forth above. The price received upon redemption may be more or less than the amount paid by the shareholder depending on the net asset value of the Shares at the time of redemption. Payment of the redemption price must be made within seven days after proper tender, except as described below.

        The right of redemption may be suspended or payment postponed during any period when the New York Stock Exchange is closed, other than customary weekend and holiday closings; when trading on the Exchange is restricted or an emergency exists, in each case as determined by rules and regulations of the Securities and Exchange Commission; or during any period when the Securities and Exchange Commission has by order permitted such suspension.

        The Program has elected to be obligated to pay in cash redemptions during any 90-day period for any one shareholder up to the lesser of $250,000 or 1% of the Program’s net asset value. Payments in excess of such amount will normally be made in cash. If, however, the Board of Directors determines that liquidation of the Program’s holdings is impracticable or that such payment in cash would be adverse to the interests of the remaining shareholders, such payment may be made in whole or in part in Securities. The value of any Securities distributed in payment for tendered Shares shall be deemed to be their value used in determining the net asset value of the Shares at the time they were tendered for redemption. If Securities rather than cash are distributed, the shareholder will incur brokerage charges or their equivalent in dealer markdowns in liquidating these Securities.

        Any of the Administrators may accept orders from dealers with whom it has satisfactory agreements for the repurchase of Shares held by shareholders. Repurchase orders received by the dealer prior to 3:30 p.m. on any business day and by the Administrator prior to the close of its business day (generally 4:00 p.m., Eastern time) are redeemed at the price determined as of 3:30 p.m. on such day. As orders not received from the dealer by such time will be treated as being received after 3:30 p.m. and therefore sold at the price next computed thereafter, it is the responsibility of the dealers to transmit orders so that they will be received by the Administrator prior to its close of business. This repurchase arrangement is discretionary and may be withdrawn. There is no additional charge for repurchases.

        Due to the high cost of maintaining accounts of less than $500, the Program reserves the right to redeem Shares in any account for their then current net asset value (which will be paid promptly to the shareholder) if at any time the total investment of such shareholder does not have a net asset value of at least $500 and the shareholder owns no Units of a Unit Trust Series or has elected that no distributions on any such Units owned by such shareholder be invested in Shares. Before any such redemption is effected, the shareholder will be given 30 days’ written notice, during which period he will be entitled to elect to have distributions on Units owned by such shareholder invested in Shares or to purchase Shares to bring his account up to a net asset value of $500 and thereby avoid such redemption.

FEDERAL TAXES

        The Program has qualified and intends to continue to qualify for the special tax treatment applicable to “regulated investment companies” under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification and election as a “regulated investment company” involve no supervision of investment policy or management by any government agency.

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If a “regulated investment company” distributes to shareholders 90% or more of its investment company taxable income excluding its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss), it will not be subject to federal income tax on the portion of its taxable income (including any net capital gain) distributed to shareholders in a timely manner. In addition, a “regulated investment company” will not be subject to the 4% excise tax on certain undistributed income to the extent it distributes to its participants in a timely manner at least 98% of its taxable income (including any net capital gain). The Program expects to distribute all its net ordinary income and all its capital gain net income (i.e., the excess of capital gain over capital loss) in a timely manner. As a result, it is anticipated that the Program will not be subject to federal income tax or the excise tax. Any capital loss is deductible by the Program only to the extent of capital gain; any excess capital loss may be carried forward to certain future taxable years. As of December 31, 2004, the Program had a net capital loss carryforward of $165,282 of which $17,760 expires in 2011 and $147,522 expires in 2012. This amount will be available to offset a like amount of future taxable gains. Although all or a portion of the Program’s taxable income (including any net capital gain) for a calender year may be distributed shortly after the end of the calendar year, such a distribution will be treated for federal income tax purposes as having been received by shareholders during the calendar year.

        Distributions of the Program’s net capital gain that are designated as capital gain dividends by the Program will be taxable to shareholders as long-term capital gain, regardless of the time the shareholder has held the Shares. Distributions to shareholders of the Program’s interest income, gain that is treated as ordinary income under the market discount rules and any net short-term capital gain in any year will be taxable as ordinary income to shareholders to the extent of the Program’s taxable income (other than income attributable to its net capital gain) for that year. Any excess will be treated as a return of capital and will reduce the shareholder’s basis in his Shares and, to the extent that such distributions exceed his basis, will be treated as a gain from the sale of his Shares as discussed below. It is anticipated that substantially all of the distributions of the Program’s interest income, ordinary gain and any net short-term capital gain will be taxable as ordinary income to shareholders. Distributions that are taxable as ordinary income to shareholders will constitute dividends for federal income tax purposes, but will not be eligible for the dividends-received deduction for corporations.

        A shareholder, other than a dealer in securities or financial institution, will generally recognize capital gain or loss when the shareholder disposes of his Shares (by sale, redemption or otherwise). In the case of a distribution of Securities to a shareholder upon redemption of his Shares, gain or loss will generally be recognized in an amount equal to the difference between the investor’s tax basis in his Shares and the fair market value of the Securities received in redemption. Net capital gain may be taxed at a lower rate than ordinary income for certain noncorporate taxpayers. Any such capital gain or loss will be long-term if the shareholder’s holding period for his Shares is more than one year and short-term if his holding period is one year or less. However, any capital loss arising from the sale or redemption of Shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends previously distributed by the Program to the shareholder.

        The federal tax status of each year’s distributions will be reported to shareholders and to the Internal Revenue Service. The foregoing discussion relates only to the federal income tax status of the Program and to the tax treatment of distributions by the Program to U.S. shareholders. Shareholders who are not U.S. citizens or residents should be aware that distributions from the Program generally will be subject to a withholding tax of 30%, or a lower applicable treaty rate. Because interest income of the type received by the Program would generally not be subject to withholding if received directly by a foreign shareholder, an investment in the Program is likely to be appropriate for a foreign shareholder only when that foreign shareholder can utilize a foreign tax credit or corresponding benefit in respect of such withholding tax. Foreign shareholders should consult their own tax advisers to determine whether investment in the Program is appropriate. Distributions may also be subject to state and local taxation and shareholders should consult their own advisers in this regard.

        Distributions from the Program will be taxed in the manner described above regardless of whether such distributions are actually received by the shareholder or are reinvested in additional Shares.

PORTFOLIO TRANSACTIONS

        Transactions in mortgage-backed securities guaranteed by GNMA are generally made through securities dealers acting as principals, although the Program may purchase or sell such securities in brokerage transactions. Subject to the power of the Securities and Exchange Commission to take appropriate exemptive action, the Program is prohibited from engaging in securities transactions with the Administrators or any of their affiliates acting as principals (although they may do so on a

15

brokerage basis) and from purchasing securities in underwritten offerings in which the Administrators or any of their affiliates participate as an underwriter. While there is no undertaking or agreement to do so, the Transaction Agent, which is responsible for selecting securities dealers to effect transactions for the Program’s portfolio, subject to the policy of seeking the most favorable prices and executions, may allocate securities transactions among various dealers on the basis of supplementary statistical information and price quotation and other services furnished to it. Such statistical information may be used in providing services for all of the accounts for which it acts and it is not possible to relate the benefits of such information to any particular account. During its three fiscal years ended December 31, 2004, 2003 and 2002 the Program did not pay any brokerage commissions.

PROXY VOTING POLICIES AND PROCEDURES

        The Program’s Board of Directors has delegated to MLIM, as administrator, authority to vote all proxies relating to the Program’s portfolio securities. MLIM has adopted policies and procedures (“Proxy Voting Procedures”) with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including the Program. Pursuant to these Proxy Voting Procedures, MLIM’s primary objective when voting proxies is to make proxy voting decisions solely in the best interests of the Program and its shareholders, and to act in a manner that MLIM believes is most likely to enhance the economic value of the securities held by the Program. The Proxy Voting Procedures are designed to ensure that that MLIM considers the interests of its clients, including the Program, and not the interests of MLIM, when voting proxies and that real (or perceived) material conflicts that may arise between MLIM’s interest and those of MLIM’s clients are properly addressed and resolved.

        In order to implement the Proxy Voting Procedures, MLIM has formed a Proxy Voting Committee (the “Committee”). The Committee is comprised of MLIM’s Chief Investment Officer (the “CIO”), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from MLIM’s Legal department appointed by MLIM’s General Counsel. The Committee’s membership shall be limited to full-time employees of MLIM. No person with any investment banking, trading, retail brokerage or research responsibilities for MLIM’s affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with MLIM might be asked to do so). The Committee determines how to vote the proxies of all clients, including the Program, that have delegated proxy voting authority to MLIM and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for MLIM and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer’s unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

        The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. MLIM believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for MLIM on certain proxy votes that are akin to investment decisions, or determine to permit MLIM or the Transaction Agent to make individual decisions on how best to maximize economic value for the Program (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that MLIM will generally seek to vote proxies over which MLIM exercises voting authority in a uniform manner for all MLIM’s clients, the Committee, in conjunction with MLIM, may determine that the Program’s specific circumstances require that its proxies be voted differently.

        To assist MLIM in voting proxies, the Committee has retained Institutional Shareholder Services (“ISS”). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MLIM by ISS include in-depth research, voting recommendations (although MLIM is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Program in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

16

        MLIM’s Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, MLIM generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, MLIM will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of the Program.

        From time to time, MLIM may be required to vote proxies in respect of an issuer where an affiliate of MLIM, (each, an “Affiliate”), or a money management or other client of MLIM including investment companies for which MLIM provides investment advisory, administrative and/or other services, (each, a “Client”) is involved. The Proxy Voting Procedures and MLIM’s adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of MLIM’s clients.

        In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the Committee may pass the voting power to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by MLIM’s relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of MLIM’s clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter MLIM’s normal voting guidelines or, on matters where MLIM’s policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to MLIM on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary’s absence, the Assistant Secretary of the Committee concurs that the subcommittee’s determination is consistent with MLIM’s fiduciary duties.

        In addition to the general principles outlined above, MLIM has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and MLIM may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in the Program’s best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

        MLIM has adopted specific voting guidelines with respect to the following proxy issues:

•	Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company’s Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee’s number of other directorships, history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.
•	Proposals related to the selection of an issuer’s independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation’s choice of auditor, in individual cases, the Committee may look at an auditors’ history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

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•	Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer’s compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer’s board of directors, rather than shareholders. Proposals to “micro-manage” an issuer’s compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.
•	Proposals related to requests, principally from management, for approval of amendments that would alter an issuer’s capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.
•	Proposals related to requests for approval of amendments to an issuer’s charter or by-laws. As a general matter, the Committee opposes poison pill provisions.
•	Routine proposals related to requests regarding the formalities of corporate meetings.
•	Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund’s Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund’s investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

        Information about how the Program voted proxies relating to securities held in the Program’s portfolio during the most recent 12-month period ended June 30 is available without charge (1) at www.mutualfunds.ml.com and (2) on the Commission’s web site at http://www.sec.gov.

GENERAL INFORMATION

        The Program is an open-end, diversified, management investment company, and was incorporated in Maryland on November 17, 1977.

        The Program is authorized to issue 25 million shares of common stock, $0.01 par value each. When issued, shares are fully paid and non-assessable, participate equally in distributions and in assets upon liquidation, and have equal, non-cumulative voting rights. The shares have no preference, preemptive, conversion, exchange or similar rights and will be freely transferable.

        The Program does not intend to hold meetings of shareholders unless, under the Investment Company Act, shareholders are required to act on any of the following matters: (1) election of directors, (2) approval of an investment advisory agreement, distribution agreement or administration agreement, or (3) ratification of the selection of independent auditors.

        To the knowledge of the Program, as of April 15, 2005, no person or entity owned beneficially or of record more than 5% of the Program’s oustanding shares.

        Code of Ethics—The Directors of the Program have approved a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Code of Ethics significantly restricts the personal investing activities of all employees of the Agent and imposes additional restrictions on Program investment personnel. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Program.

        The Program Agent, whose address appears on the back cover, holds the Program’s assets as custodian. The Program Agent as custodian is authorized to hold Bills in an account with the U.S. Treasury Book Entry System and Ginnie Maes in an account with Depository Trust Company—MBS Division. These accounts will include only assets held for customers.

        Legal Counsel—Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022-69. s

        Independent Registered Public Accounting Firm and Financial Statements—Deloitte & Touche LLP, 750 College Road East, Princeton, New Jersey 08540 independent registered public accounting firm for the Program, have audited the statement of assets and liabilities, including the schedule of investments, of the Program as of December 31, 2004 and the related statement of operations for the year then ended the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended as stated in their independent registered public accounting firm’s report appearing in the annual report of the Program for the year ended December 31, 2004 which has been incorporated by reference into this Statement of Additional Information.

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STATEMENT OF
ADDITIONAL INFORMATION
Dated April 29, 2005

THE
GNMA
FUND
INVESTMENT
ACCUMULATION
PROGRAM

P.O. Box 9011
Princeton, N.J. 08543-9011
(609) 282-8503

Administrators:

Merrill Lynch Investment Managers, L.P.
P.O. Box 9011
Princeton, N.J. 08543-9011
(609) 282-8503

Prudential Securities Incorporated
c/o Prudential Investment
Management Services L.L.C.
100 Mulberry Street
Newark, N.J. 07102
(973) 367-2197

Morgan Stanley DW Inc.
Harborside Financial Center
Plaza 2
Jersey City, N.J. 07311
(201) 830-5120

Citigroup Global Markets Inc.
388 Greenwich St.
New York, N.Y. 10013
(212) 816-6000

Program and Transaction Agent
and Custodian:

The Bank of New York
100 Church Street
New York, N.Y. 10286
1-(800) 221-7771

Independent Registered
Public Accounting Firm
for the Program:

Deloitte & Touche LLP
750 College Road East
Princeton, N.J. 08540

PART C

Item 23.    Exhibits

Exhibit		Description

(a)	—	Amended and Restated Articles of Incorporation of Registrant (incorporated by reference to Exhibit 1 to Amendment No. 1 to Form N-8B-1 of Registrant, 1940 Act File No. 811-2788).
(b)	—	By-Laws of the Registrant (incorporated by reference to Exhibit 77Q to Registrant’s Form N-SAR for the period ending 12/31/88, 1940 Act File No. 811-2788).
(c)	—	Not applicable
(d)	—	Not applicable
(e)	—	Not applicable
(f)	—	Not applicable
(g)(1)	—	Form of Custody Agreement between The Bank of New York and Registrant (incorporated by reference to Exhibit (1)(8) to Amendment No. 1 to Form S-5 of the Registrant, 1933 Act File No. 2-60367), subject to Amendatory Agreements (below).
(2)	—	Form of Amendatory Agreement dated as of March 18, 1980 between The Bank of New York and Registrant (incorporated by reference to Exhibit (8)(a) to Amendment No. 3 to Form N-1 of the Registrant, 1933 Act File No. 2-60367).
(3)	—	Form of Amendatory Agreement dated as of March 25, 1987 between The Bank of New York and Registrant (incorporated by reference to Exhibit 8(c) to Amendment No. 11 to Form N-1A of the Registrant, 1933 Act File No. 2-60367).
(4)	—	Form of Amendatory Agreement dated as of August 21, 1990 between The Bank of New York and Registrant (incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 16 to Form N-1A of the Registrant, 1933 Act File No. 2-60367).
(5)	—	Form of Amendatory Agreement dated as of March 28, 2003 (incorporated by reference to Exhibit g(5) to Post-Effective Amendment No. 28 to Form N-1A of the Registrant, 1933 Act File No. 2-60367).
(h)(1)	—	Form of Administration Agreement by and among the Registrant, Merrill Lynch Investment Managers, L.P., Prudential-Bache Securities Inc., Morgan Stanley DW Inc. and Salomon Smith Barney Inc. (incorporated by reference to Exhibit 23(h)(1) to Post-Effective Amendment No. 27 to Form N-1A of the Registrant, 1933 Act File No. 2-60367).
(2)(a)	—	Forms of Program Agency Agreement between The Bank of New York and Registrant (incorporated by reference to Exhibit (1)(9) to Amendment No. 1 to Form S-5 of Registrant, 1933 Act File No. 2-60367), subject to Amendatory Agreement (below).
(2)(b)	—	Form of Amendatory Agreement dated as of March 18, 1980 between Registrant and The Bank of New York (incorporated by reference to Exhibit (9)(1) to Amendment No. 3 to Form N-1 of the Registrant, 1933 Act File No. 2-60367).
(3)	—	Form of Transaction Agency Agreement between the Registrant and Bank of New York dated June 23, 1992 (incorporated by reference to Exhibit 9(c) to Amendment No. 18 on Form N-1A of the Registrant, 1933 Act File No. 2-60367).

(4)	—	Form of Anti-Money Laundering Program Administration Agreement dated as of July 24, 2002 (incorporated by reference to Exhibit h(4) to Post Effective Amendment No. 28 to Form N-1A of the Registrant, 1933 Act File No. 2-60367).
(i)	—	Opinion of Davis Polk & Wardwell (incorporated by reference to Exhibit 23(i) to Post-Effective Amendment No. 27 to Form N-1A of the Registrant, 1933 Act File No. 2-60367).
(j) (1)	—	Consent of Deloitte & Touche LLP, independent registered public accounting firm for the Registrant (filed herewith).
(2)	—	Consent of FT Interactive Data (incorporated by reference to Exhibit j(2) to Amendment No. 27 to Form N-1A of the Registrant, 1933 Act File No. 2-60367).
(3)	—	Consent of Shearman & Sterling, counsel for the Registrant (filed herewith).
(k)	Omitted Financial Statements
Contained in Annual Report (incorporated by reference into Part B):
        Schedule of Investments as of December 31, 2002
        Statement of Assets and Liabilities as of December 31, 2002
        Statement of Operations for the year ended December 31, 2002
        Statements of Changes in Net Assets for the years ended December 31, 2002 and 2001
Financial Highlights for each of the years in the five-year period ended December 31, 2002
(l)	—	Not applicable
(m)	—	Not applicable
(n)	—	Not applicable
(o)	—	Not applicable
(p)	—	Code of Ethics (incorporated by reference to Exhibit 15 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Merrill Lynch Merrill Lynch Inflation Protected Fund (File No. 333-110936) filed on January 22, 2004).
(q)	—	Power of Attorney (incorporated by reference to Exhibit 16 to Post-Effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933 on Form N-1A of Merrill Lynch Real Investment Fund (File No. 333-111815), filed on March 24, 2005.)

Item 24.    Persons controlled by or under control with the Registrant

        The Registrant does not control and is not under common control with any other person.

Item 25.    Indemnification

        Article IX of the By-Laws of Registrant is incorporated by reference to Exhibit 77Q to Registrant’s Form N-SAR for the period ending 12/31/88 (1940 Act File No. 811-2788).

Item 26.    Business and other Connections of Investment Adviser

        Not applicable

Item 27.    Principal Underwriters

        Not applicable

Item 28.    Location of Accounts and Records

        All accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the offices of Registrant and The Bank of New York.

Item 29.    Management Services

        Other than as set forth under “Administration Agreement” in the Statement of Additional Information constituting Part B of this Registration Statement, Registrant is not party to any management-related service contract.

Item 30.    Undertakings

        The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant’s latest annual report to shareholders, upon request, and without charge.

SIGNATURES

        Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant, The GNMA Fund Investment Accumulation Program, Inc., certifies that it meets all of the requirements for effectiveness of this Registration Statement under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 29th day of April, 2005.

THE GNMA FUND INVESTMENT ACCUMULATION PROGRAM, INC. (REGISTRANT)
By	/s/ DONALD C. BURKE (Donald C. Burke, Vice President and Treasurer)

        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Name	Title	Date

* (Robert C. Doll, Jr.)	President (Principal Executive Officer) and Director
* (Donald C. Burke)	Vice President and Treasurer (Principal Financial and Accounting Officer)
* (David O. Beim)	Director
* (James T. Flynn)	Director
* (W. Carl Kester)	Director
* (Karen P. Robards)	Director

*By: /s/ DONALD C. BURKE (Donald C. Burke, Attorney-in-Fact)		April 29, 2005

*  This amendment has been signed by each of the persons so indicated by the undersigned as Attorney-in-Fact.

Exhibit Index

Exhibits		Description
j(1)	—	Consent of Deloitte & Touche LLP, independent registered public accounting firm for the Registrant.
j(3)	—	Consent of Shearman & Sterling, counsel for the Registrant.